SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2002

                            THE KEITH COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)

            California                000-26561               33-0203193
   (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)          File Number)          Identification No.)

                              2955 Red Hill Avenue
                          Costa Mesa, California 92626
                    (Address of Principal Executive Offices)

                                 (714) 540-0800
                         (Registrant's Telephone Number)


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Item 5.        OTHER EVENTS.

        Reference is made to the press releases issued on February 11, 2002, and March 1, 2002, which are incorporated herein by this reference. A copy of each press release is attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.



Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements.  None.

        (b)    Pro Forma Financial Information.  None.

        (c)    Exhibits.

                      Exhibit 99.1 Press Release dated February 11, 2002.

                      Exhibit 99.2 Press Release dated March 1, 2002.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2002                         THE KEITH COMPANIES, INC.


                                      By:  /S/ ERIC C. NIELSEN
                                         -------------------------------------
                                         Eric C. Nielsen
                                         President and Chief Operating Officer


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                                  EXHIBIT INDEX

EXHIBIT

 99.1 Press release announcing the Registrant's execution of agreement to acquire ALNM GROUP, INC., dated February 11, 2002.

 99.2 Press release announcing the Registrant's acquisition of ALNM GROUP, INC., dated March 1, 2002.